SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2000

ASSET  BACKED  FUNDING  CORPORATION,  (as  depositor  under the Pooling and
Servicing  Agreement,  dated May 1, 2000,  providing  for the issuance of C-BASS
2000-CB2 Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2000-CB2).

                        ASSET  BACKED  FUNDING  CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-32857-03               75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tryon Street
Charlotte, North Carolina                                         28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2000-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2000 ( the "Agreement"), among Asset Backed Funding Corp., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan
Bank,   as  Trustee.  On  October  25, 2000  distributions  were  made  to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 12, 2000          By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                October 25, 2000


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 October 25, 2000
                                             Revised Delinquency Items

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
T11        317,509,303.29  317,509,303.29         0.00       0.00            0.00           0.00            0.00 317,509,303.29
T12          3,243,820.00    3,243,820.00         0.00       0.00            0.00           0.00            0.00   3,243,820.00
T13          3,243,820.00    3,243,820.00         0.00       0.00            0.00           0.00            0.00   3,243,820.00
T14         15,816,487.26   15,816,487.26         0.00       0.00            0.00           0.00            0.00  15,816,487.26
T15          1,910,699.56    1,910,699.56         0.00       0.00            0.00           0.00            0.00   1,910,699.56
T16          1,525,648.80    1,525,648.80         0.00       0.00            0.00           0.00            0.00   1,525,648.80
T22          3,243,820.00    3,243,820.00         0.00       0.00            0.00           0.00            0.00   3,243,820.00
T23          3,243,820.00    3,243,820.00         0.00       0.00            0.00           0.00            0.00   3,243,820.00
T24         15,816,487.26   15,816,487.26         0.00       0.00            0.00           0.00            0.00  15,816,487.26
T25          1,910,699.56    1,910,699.56         0.00       0.00            0.00           0.00            0.00   1,910,699.56
----------------------------------------------------------------------------------------------------------------------------------
TOTALS     367,464,605.73  367,464,605.73         0.00       0.00            0.00           0.00            0.00 367,464,605.73
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                         CURRENT                           CURRENT
            PRINCIPAL                                                      PRINCIPAL                         PASS-THRU
CLASS       FACTOR              PRINCIPAL       INTEREST         TOTAL       FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T11        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T11             9.318000%
T12        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T12             9.318000%
T13        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T13             9.318000%
T14        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T14             9.318000%
T15        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T15             9.318000%
T16        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T16             9.318000%
T22        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T22             9.318000%
T23        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T23             9.318000%
T24        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T24             9.318000%
T25        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T25             9.295000%
TOTALS     1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000
-------------------------------------------------------------------------------------------   -----------------------------------
TOTALS        1,000.000000        0.000000       0.000000       0.000000    1,000.000000
-------------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   October 25, 2000
                                             Revised Delinquency Items
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F       76,500,000.00   69,750,208.74   1,870,990.78     397,685.47    2,268,676.25           0.00            0.00  67,879,217.96
A2F       40,303,000.00   40,303,000.00           0.00     278,762.42      278,762.42           0.00            0.00  40,303,000.00
A1A      152,564,000.00  143,974,864.88   2,726,506.33     843,678.31    3,570,184.64           0.00            0.00 141,248,358.55
M1        18,800,000.00   18,800,000.00           0.00     136,613.33      136,613.33           0.00            0.00  18,800,000.00
M2        21,274,000.00   21,274,000.00           0.00     154,591.07      154,591.07           0.00            0.00  21,274,000.00
B         14,950,000.00   14,950,000.00           0.00     108,636.67      108,636.67           0.00            0.00  14,950,000.00
R2                 0.00            0.00           0.00           0.00            0.00           0.00            0.00           0.00
N         14,300,000.00   11,669,749.96     445,084.67      77,798.33      522,883.00           0.00            0.00  11,224,665.29
TOTALS   338,691,000.00  320,721,823.58   5,042,581.78   1,997,765.60    7,040,347.38           0.00            0.00 315,679,241.80
----------------------------------------------------------------------------------------------------------------------------------
X                  0.00            0.00           0.00           0.00            0.00           0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F              911.76743451     24.45739582     5.19850288    29.65589869    887.31003869     A1F         6.841880%
A2F            1,000.00000000      0.00000000     6.91666675     6.91666675  1,000.00000000     A2F         8.300000%
A1A              943.70142943     17.87122998     5.52999600    23.40122598    925.83019946     A1A         7.031880%
M1             1,000.00000000      0.00000000     7.26666649     7.26666649  1,000.00000000     M1          8.720000%
M2             1,000.00000000      0.00000000     7.26666682     7.26666682  1,000.00000000     M2          8.720000%
B              1,000.00000000      0.00000000     7.26666689     7.26666689  1,000.00000000     B           8.720000%
N                816.06643077     31.12480210     5.44044266    36.56524476    784.94162867     N           8.000000%
TOTALS           946.94522022     14.88844339     5.89849036    20.78693375    932.05677683     ------------------------------------
-------------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                     -7-



                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   October 25, 2000
                                             Revised Delinquency Items



Sec. 4.06 Class N Beginning Balance                                                     11,669,749.96
Sec. 4.06 Class N Interest Accrued and Paid                                                 77,798.33
Sec. 4.06 N Class Principal Reduction                                                      445,084.67
Sec. 4.06 Total Payment to the N Class                                                     522,883.01
Sec. 4.06 Class N Ending Balance                                                        11,224,665.29

Sec. 4.06(iii) O/C Amount                                                               19,243,550.79
Sec. 4.06(iii) Targeted O/C Amount                                                      19,243,550.79
Sec. 4.06(iii) O/C Deficiency Amount                                                             0.00
Sec. 4.06(iii) O/C Release Amount                                                                0.00

Sec. 4.06(iv) Servicing Compensation                                                             0.00
Sec. 4.06(iv) PMI Fee                                                                       37,448.20
Sec. 4.06(iv) Servicing Fee                                                                136,789.84
Sec. 4.06(iv) Special Servicing Fee Accrued                                                177,600.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                   177,600.00

Sec. 4.06(v) Current Advances                                                                    0.00

Sec. 4.06(vi) Collateral Balance Group 1 Total                                         182,441,828.86
Sec. 4.06(vi) Collateral Balance Group 1 Sub-Group 1                                     7,517,293.05
Sec. 4.06(vi) Collateral Balance Group 1 Sub-Group 2                                   174,924,535.81
Sec. 4.06(vi) Collateral Balance Group 2 Total                                         141,256,298.44

Sec. 4.06(vii) Total Beginning Number of Loans                                               3,730.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                              127.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                            2,180.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                       2,307.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                       1,423.00

Sec. 4.06(vii) Total Ending Number of Loans                                                  3,689.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                 127.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                               2,160.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                          2,287.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                          1,402.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                     10.12%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                            9.98%
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                           8.26%
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                          10.05%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                           10.28%

Sec. 4.06(vii)Group 1A Weighted Average Term to Maturity                                      277.00
Sec. 4.06(vii)Group 1B Weighted Average Term to Maturity                                      286.00
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       285.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       325.00







                                      -8-


                            C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   October 25, 2000
                                             Revised Delinquency Items


Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month         197         13,466,974.49           7.38 %
                    2 Months         81          5,370,033.94           2.94 %
                    3+Months        573         36,537,227.39          20.03 %
                    Total           851         55,374,235.82          30.35 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          92          9,396,809.06           6.65 %
                    2 Months         55          4,903,268.21           3.47 %
                    3+Months        342         32,356,535.55          22.91 %
                    Total           489         46,656,612.82          33.03 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          289        22,863,783.55           7.06 %
                    2 Months         136        10,273,302.15           3.17 %
                    3+Months         915        68,893,762.94          21.28 %
                    Total          1,340       102,030,848.64          31.51 %


Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                                17.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                        1,093,096.57
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                               180.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                       12,373,877.92
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                                 92.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                         9,396,809.06

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                                 7.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                          338,053.69
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                                74.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                        5,031,980.25
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                                 55.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                         4,903,268.21

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                               31.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                       2,162,707.24
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                              542.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                      34,374,520.15
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                               342.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                       32,356,535.55



Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   75           5,885,070.46           3.23%

                                              Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   62           6,643,892.98            4.70%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  137          12,528,963.44            3.87%

Sec. 4.06(viii) Number of Foreclosures in Group 1A                                              8.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                       691,547.71
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                             67.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                     5,193,522.75
Sec. 4.06(viii) Number of Foreclosures in Group 2                                              62.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                      6,643,892.98


                                      -9-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   October 25, 2000
                                             Revised Delinquency Items

Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  198           11,949,622.18           6.55%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  143           13,526,747.19           9.58%


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  341           25,476,369.37           7.87%


Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                      20.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                              1,071,535.53
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                     178.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                             10,878,086.65
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                      143.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                              13,526,747.19




Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   4             229,872.84             0.13%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   4             395,770.91             0.28%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   8             625,643.75             0.19%


Sec. 4.06(viii) Number of Reo's in Group 1A                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1A                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 1B                                             4.00
Sec. 4.06(viii) Balance of Reo's in Group 1B                                      229,872.84
Sec. 4.06(viii) Number of Reo's in Group 2                                              4.00
Sec. 4.06(viii) Reo's in Group 2                                                  395,770.91

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1A                                                 0.00
Sec. 4.06(viii) REO Book Value Group 1B                                           229,872.84
Sec. 4.06(viii) REO Book Value Group 2                                            395,770.91

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                          0.00
Principal Prepayments Group 1B                                                  1,665,518.74
Principal Prepayments Group 2                                                   2,618,243.22

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       37,907.24

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1A                                                    0.00
Realized Losses Incurred in Group 1B                                               11,421.10
Realized Losses Incurred in Group 3                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00



                                                -10-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   October 25, 2000
                                             Revised Delinquency Items


Sec. 4.06(xvi) Net Prepayment Interest Shortfalls                                        0.00

Sec. 4.06(xix) Trustee Fee Paid                                                      2,188.64

Sec. 4.06(xx)Libor Carryover Amount - Class A-1F                                         0.00
Sec. 4.06(xx)Unpaid Libor Carryover Amount - Class A-1F                                  0.00

Sec. 4.06(xx)Libor Carryover Amount - Class A-1A                                         0.00
Sec. 4.06(xx)Unpaid Libor Carryover Amount - Class A-1A                                  0.00

Sec. 4.06(xv) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                      0.00
Class A1F Unpaid Interest Shortfall                                                      0.00
Class A2F Unpaid Interest Shortfall                                                      0.00
Class M1 Unpaid Interest Shortfall                                                       0.00
Class M2 Unpaid Interest Shortfall                                                       0.00
Class B Unpaid Interest Shortfall                                                        0.00
Class N Unpaid Interest Shortfall                                                        0.00

Sec. 4.06(xv) Has the Trigger Event Occured                                                NO

Cummulative Realized Losses as a Percentage of Original Collateral Balance              0.00 %

Sec. 4.06(xxi) Available Funds by Group
Available Funds                                                                  7,182,228.78
Interest Remittance Amount                                                       2,584,731.67
Principal Remittance Amount                                                      4,597,497.11

Sec. 4.06(xxvi) HLTV Reserve Account
Beginning Balance                                                                  140,878.14
Total Deposits to the HLTV Reserve Account                                               0.00
Transfer from HLTV Reserve Account                                                       0.00
Ending Balance                                                                     140,878.14

Sec. 4.06 Class N Interest Shortfall Account
Beginning Balance                                                                  275,000,00
Proceeds from Permitted Investments                                                      0.00
Unpaid Interest Payments Made to the N Class                                             0.00
Ending Balance                                                                     275,000.00

Sec 4.06 Repurchased Principal                                                           0.00

Sec 4.06 Class X Distributable Amount                                                    0.00

